                                                                     Exhibit 24


                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                 /s/ J. G. Breen
                                        --------------------------------
                                        J. G. Breen
                                        Chairman and Chief Executive
                                        Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1995                         /s/ T. A. Commes
                                                ---------------------------
                                                T. A. Commes
                                                President and Chief Operating
                                                Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ L. J. Pitorak
                                                ----------------------------
                                                L. J. Pitorak
                                                Senior Vice President - Finance,
                                                Treasurer and Chief Financial
                                                Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L.
E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1995                         /s/ J. L. Ault
                                                ---------------------------
                                                J. L. Ault
                                                Vice President - Corporate
                                                Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 21, 1995                         /s/ James M. Biggar
                                                --------------------------
                                                J. M. Biggar
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ Leigh Carter
                                                --------------------------
                                                L. Carter
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 19, 1995                         /s/ D. E. Evans
                                                -------------------------
                                                D. E. Evans
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ Robert W. Mahoney
                                                -----------------------------
                                                R. W. Mahoney
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ W. G. Mitchell
                                                -------------------------
                                                W. G. Mitchell
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  February 20, 1995                        /s/ A. M. Mixon
                                                ----------------------------
                                                A. M. Mixon
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ H. O. Petrauskas
                                                --------------------------
                                                H. O. Petrauskas
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 20, 1995                         /s/ R. E. Schey
                                                ---------------------------
                                                R. E. Schey
                                                Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

                      ___________________________________


  The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities and Exchange Commission, a Form 10-K for the fiscal year ending December 31, 1994, hereby constitutes and appoints J. G. Breen, T. A. Commes, L. J. Pitorak and L. E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

  Executed the date set opposite my name.



Date:  January 23, 1995                         /s/ R. K. Smucker
                                                --------------------------
                                                R. K. Smucker
                                                Director